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                                                                    EXHIBIT J(1)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 13 to the Registration Statement (File No. 811-8323) of SEIX Funds, Inc. (Formerly SAMCO Funds, Inc.) of our report dated December 1, 2000, appearing in the annual report to shareholders for the year ended October 31, 2000.


New York, New York
November 26, 2001